Welcome to the Annual Meeting of Shareholders April 22, 2019 1

Safe Harbor Statement Park cautions that any forward-looking statements contained in this presentation or made by management of Park are provided to assist in the understanding of anticipated future financial performance. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include, without limitation: Park's ability to execute our business plan successfully and within the expected timeframe; general economic and financial market conditions, specifically in the real estate markets and the credit markets, either nationally or in the states in which Park and our subsidiaries do business, may experience a slowing or reversal of the recent economic expansion in addition to continuing residual effects of recessionary conditions and an uneven spread of positive impacts of recovery on the economy and our counterparties, resulting in adverse impacts on the demand for loan, deposit and other financial services, delinquencies, defaults and counterparties' inability to meet credit and other obligations and the possible impairment of collectability of loans; changes in interest rates and prices may adversely impact prepayment penalty income, mortgage banking income, the value of securities, loans, deposits and other financial instruments and the interest rate sensitivity of our consolidated balance sheet as well as reduce interest margins and impact loan demand; changes in consumer spending, borrowing and saving habits, whether due to tax reform legislation, changing business and economic conditions, legislative and regulatory initiatives, or other factors; changes in unemployment; changes in customers', suppliers', and other counterparties' performance and creditworthiness; the adequacy of our internal controls and risk management program in the event of changes in the market, economic, operational, asset/liability repricing, legal, compliance and strategic, cybersecurity, liquidity, credit and interest rate risks associated with Park's business; disruption in the liquidity and other functioning of U.S. financial markets; our liquidity requirements could be adversely affected by changes to regulations governing bank and bank holding company capital and liquidity standards as well as by changes in our assets and liabilities; competitive factors among financial services organizations could increase significantly, including product and pricing pressures, customer acquisition and retention, changes to third-party relationships and our ability to attract, develop and retain qualified banking professionals; customers could pursue alternatives to bank deposits, causing us to lose a relatively inexpensive source of funding; uncertainty regarding the nature, timing, cost and effect of changes in banking regulations or other regulatory or legislative requirements affecting the respective businesses of Park and our subsidiaries, including major reform of the regulatory oversight structure of the financial services industry and changes in laws and regulations concerning taxes, pensions, bankruptcy, consumer protection, rent regulation and housing, financial accounting and reporting, environmental protection, insurance, bank products and services, bank capital and liquidity standards, fiduciary standards, securities and other aspects of the financial services industry, specifically the reforms provided for in the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and the Basel III regulatory capital reforms, as well as regulations already adopted and which may be adopted in the future by the relevant regulatory agencies, including the Consumer Financial Protection Bureau, the Office of the Comptroller of the Currency, the Federal Deposit Insurance Corporation, and the Federal Reserve Board, to implement the Dodd-Frank Act's provisions, and the Basel III regulatory capital reforms; the effects of easing restrictions on participants in the financial services industry; the effect of changes in accounting policies and practices, as may be adopted by the Financial Accounting Standards Board, the SEC, the Public Company Accounting Oversight Board and other regulatory agencies, and the accuracy of our assumptions and estimates used to prepare our financial statements; changes in law and policy accompanying the current presidential 2

Safe Harbor Statement administration and uncertainty or speculation pending the enactment of such changes; significant changes in the tax laws, which may adversely affect the fair values of net deferred tax assets and obligations of state and political subdivisions held in Park's investment securities portfolio; the impact of our ability to anticipate and respond to technological changes on our ability to respond to customer needs and meet competitive demands; operational issues stemming from and/or capital spending necessitated by the potential need to adapt to industry changes in information technology systems on which Park and our subsidiaries are highly dependent; the ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors and other service providers, resulting in failures or disruptions in customer account management, general ledger, deposit, loan, or other systems, including as a result of cyber attacks; the existence or exacerbation of general geopolitical instability and uncertainty; the effect of trade policies (including the impact of potential or imposed tariffs, a U.S. withdrawal from or significant renegotiation of trade agreements, trade wars and other changes in trade regulations), monetary and other fiscal policies (including the impact of money supply and interest rate policies to the Federal Reserve Board) and other governmental policies of the U.S. federal government; the impact on financial markets and the economy of any changes in the credit ratings of the U.S. Treasury obligations and other U.S. government - backed debt, as well as issues surrounding the levels of U.S., European and Asian government debt and concerns regarding the creditworthiness of certain sovereign governments, supranationals and financial institutions in Europe and Asia; the uncertainty surrounding the actions to be taken to implement the referendum by United Kingdom voters to exit the European Union; our litigation and regulatory compliance exposure, including the costs and effects of any adverse developments in legal proceedings or other claims and the costs and effects of unfavorable resolution of regulatory and other governmental examinations or other inquiries; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; fraud, scams and schemes of third parties; the impact of widespread natural and other disasters, pandemics, dislocations, civil unrest, terrorist activities or international hostilities on the economy and financial markets generally and on us or our counterparties specifically; the effect of healthcare laws in the U.S. and potential changes for such laws which may increase our healthcare and other costs and negatively impact our operations and financial results; Park's ability to integrate recent acquisitions (including CAB Financial Corporation ("CAB")) as well as any future acquisitions, which may be unsuccessful, or may be more difficult, time-consuming or costly than expected; expected revenue synergies and cost savings from the merger of Park and CAB may not be fully realized or realized within the expected time frame; revenues following the merger of Park and CAB may be lower than expected; customer and employee relationships and business operations may be disrupted by the merger of Park and CAB; Park issued equity securities in the acquisitions of NewDominion Bank and CAB and may issue equity securities in connection with future acquisitions, which could cause ownership and economic dilution to Park's current shareholders; the discontinuation of LIBOR and other reference rates which may result in increased expenses and litigation, and adversely impact the effectiveness of hedging strategies; and other risk factors relating to the banking industry as detailed from time to time in Park's reports filed with the SEC including those described in "Item 1A. Risk Factors" of Part I of Park's Annual Report on Form 10-K for the fiscal year ended December 31, 2018. Park does not undertake, and specifically disclaims any obligation, to publicly release the results of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement was made, or reflect the occurrence of unanticipated events, except to the extent required by law. 3

Park National Corporation Footprint March 31, 2019 Park National Corporation Profile (as of March 31, 2019) • 11 Community Bank Divisions • 2 Specialty Finance Companies • One non-bank workout subsidiary • 32 counties • 109 bank offices • 9 financial service centers • 1,790 FTEs 4

Park National Corporation Footprint April 1, 2019 Welcome, Carolina Alliance! 5

Affiliate Relative Size Based on aggregate amount of deposits, loans, repurchase agreements, and trust assets (as of March 31, 2019) ND UND 3% 3% SED 12% PND 35% SND 5% UBD 2% FKD 12% FND CND 8% 9% PSD RBD 5% 6% Note: Effective April 1, 2019, Carolina Alliance merged into Park National Bank. Carolina Alliance had approximately $1.24B of deposits, loans, repurchase agreements, and trust assets or 9% of the total if it were included above. 6

Park National Corporation Consolidated Statements of Income (in thousands) Dec. 31, 2017 Dec. 31, 2018 Mar. 31, 2018 Mar. 31, 2019 Net interest income $ 243,759 $ 266,898 $ 64,850 $ 67,776 Provision for loan losses 8,557 7,945 260 2,498 Net interest income after provision for loan losses $ 235,202 $ 258,953 $ 64,590 $ 65,278 Other income 86,429 101,101 26,903 22,025 Other expense 203,162 228,755 54,308 56,827 Income before income taxes $ 118,469 $ 131,299 $ 37,185 $ 30,476 Income taxes 34,227 20,912 6,062 5,021 Net income $ 84,242 $ 110,387 $ 31,123 $ 25,455 Source: Company Filings 7

Park National Corporation Consolidated Statements of Income (in millions) Dec. 31, 2017 Dec. 31, 2018 Mar. 31, 2019 Cash & cash equivalents $ 169 $ 167 $ 188 Investment securities 1,513 1,411 1,382 Loans 5,372 5,692 5,740 Allowance for loan losses (50) (52) (53) Other assets 534 586 595 Total assets $ 7,538 $ 7,804 $ 7,852 Noninterest bearing deposits 1,634 1,805 1,767 Interest bearing deposits 4,183 4,456 4,558 Total deposits 5,817 6,261 6,325 Total borrowings 906 637 603 Other liabilities 59 73 79 Total shareholders’ equity 756 833 845 Total liabilities & shareholders’ equity $ 7,538 $ 7,804 $ 7,852 Source: Company Filings 8

PRK vs. Peers Efficiency Ratio 75 70 68.00 64.98 65 64.03 62.21 61.22 62.980 62.96 62.77 61.73 Percent (%) Percent 60 61.68 60.62 59.09 58.95 59.03 59.25 57.56 56.42 55 50 12/31/2014 12/31/2015 12/31/2016 12/31/2017 12/31/2018 3/31/2019 PRK Peer Group PNB Source: BHC Performance Report; Peers include all bank holding companies nationwide with total assets between $3.0 and $10.0 billion. 9 March 31, 2019 data not available for Peer Group.

Park National Corporation Nonperforming Assets (in thousands) Dec. 31, 2017 Dec. 31, 2018 Mar. 31, 2019 Total nonperforming loans1 $ 73,848 $ 70,197 $ 70,714 Other real estate owned 14,190 4,303 4,629 Total nonperforming assets2 $ 88,038 $ 74,500 $ 75,343 Percentage of nonperforming loans to loans (PRK) 1.37% 1.23% 1.23% Percentage of nonperforming assets to total assets (PRK) 1.17% 0.95% 0.96% Peer Group Information Percentage of nonperforming loans to loans 0.55% 0.54% N/A Percentage of nonperforming assets to total assets 0.48% 0.45% N/A 1 Includes nonaccrual loans and loans past due 90 days or more and still accruing. 2 Excludes other nonperforming assets at PNB of $3.5 million, $3.5 million and $4.8 million as of March 31, 2019, December 31, 2018 and December 31, 2017, respectively. Source: BHC Performance Report and Company Filings; March 31, 2019 data unavailable for Peer Group (N/A) Peers include all bank holding companies nationwide with total assets between $3.0 and $10.0 billion 10

The Park National Bank Fiduciary Income and Asset Trends 6.00 28.0 26.0 5.50 24.0 5.00 22.0 4.50 20.0 (Assets (Assets in billions) 4.00 (Revenue in millions)(Revenue 18.0 3.50 16.0 3.00 14.0 12/31/2014 12/31/2015 12/31/2016 12/31/2017 12/31/2018 3/31/2019 Trust Assets (market value) (left Y axis) Fiduciary Revenue (right Y axis) Source: Company Filings Fiduciary income for 2019 is calculated as the annualized fiduciary income of $6.72 million for the three months ended March 31, 2019. 11

The Park National Bank The bank of choice Headquarter Counties – Deposits (in thousands) 2018 2017 Headquarter Headquarter Hdqtr. Co. Total County % of 2018 % of 2017 County Market County Market Bank Division Year Joined Park Deposits Deposits Market Share Market Share Share Rank Share Rank Park National 1908 $1,632,778 $2,697,714 60.52% 61.80% 1 1 Fairfield National 1985 414,897 2,224,492 18.65% 17.86% 1 1 Richland Bank 1987 559,637 1,840,502 30.41% 30.86% 1 1 Century National 1990 502,839 1,429,104 35.19% 33.43% 1 1 First-Knox National 1997 501,921 833,503 60.30% 62.04% 1 1 Second National 2000 266,720 1,187,423 22.46% 24.44% 2 2 Security National 2001 502,643 1,545,101 32.53% 32.22% 1 1 Seven largest OH divisions $4,381,435 $11,757,839 37.26% 37.74% Other OH divisions – headquarter counties 527,175 4,936,414 10.68% 10.90% Total OH divisions – headquarter counties $4,908,610 $16,694,253 29.40% 29.89% Remaining Ohio bank deposits $1,217,509 Total Ohio bank deposits $6,126,119 Source: SNL, June 30, 2018 12

Net Promoter Score Would you recommend our bank to a friend or colleague? Comparison of Results 90 77.00 78.61 79.86 81.85 80 70 60 World Class 50 Companies 40 30 21 20 10 0 Financial Industry 2015 PRK Average 2016 PRK Average 2017 PRK Average 2018 PRK Average Average Financial Industry Includes direct banks, credit unions, community banks, regional banks and national banks. Source: 2018 Satmetrix, Net Promoter Industry Benchmarks PRK data as of 12/31/2015, 12/31/2016, 12/31/2017, and 12/31/2018 All PNB banking divisions surveyed quarterly through four segments: 1Q Onilne Banking, 2Q Checking Statements, 3Q Lobbies and Drive-Thrus, 4Q Mortgage Customers. 13

Results Behaviors determine results. Behaviors Mindset affects which behaviors we choose and the effectiveness of those behaviors. Mindset 14

Presented Calls Mar-19 56530 Feb-19 61115 Jan-19 62741 Dec-18 62597 50000 55000 60000 65000 70000 Calls Presented: All calls entering the Customer Care Center Queue 15

Abandoned Calls Mar-19 2.25% Feb-19 8.42% Jan-19 10.87% Dec-18 15.20% 0% 5% 10% 15% 20% Abandoned Rate: 5% or fewer calls abandoned (Where the customer hangs up before reaching an associate.) on average per month 16

Calls Waiting 4 Minutes or More Mar-19 305 Feb-19 1843 Jan-19 3719 Dec-18 5432 100 1100 2100 3100 4100 5100 # Calls waiting 4 minutes or more (total calls- answered and abandoned) 17

Service Level Achievement Mar-19 85.77% Feb-19 63.78% Jan-19 58.96% Dec-18 43.91% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Service Level: 85%+ of calls answered (handled) in 15 seconds or less on average per month 18

Three Goals 1. Increase EPS each year 2. Improve our efficiency ratio 3. Generate a superior return on equity 19

Organic Growth • Increased focus on contact management • Welcome calls to new customers • Thank you calls to existing customers • Sponsorships and community presentations • Customer/prospect research • Bank school initiative • Trust/wealth management • Project 990 20

Continuous Improvement/Expense Control • Combine CAB leased space with NewDominion • Finding value in charged off notes • Teller scheduling software • Closing office; extending hours at next closest • Simplifying numerous maintenance contracts • Renewed effort to improve execution excellence • Surveys (customer, colleague, prospect, shareholders) • Brand research • Six sigma training (2017-19; 245 white belts; 55 yellow belts) • Integrated laser documents within indirect program • More efficient collection process 21

Physical Locations/Technology • Louisville • Online mortgage applications • Customer Care Center: voice-activated direct dial option 22

Boutique Businesses • Scope Aircraft Finance • Retirement Plan Services • Structured Warehouse Lending 23

Mergers/Acquisitions • +/- 50 contacts • Self-evident fit • Lessons (cultural, credit, conversion) 24

Thank you for attending your Annual Shareholders Meeting. May we help you in another way? Do you know anyone who might enjoy being part of the Park family? It would be our privilege to speak with him/her. 25